UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

Apogee Enterprises, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUPPLEMENT TO PROXY STATEMENT

As a shareholder of Apogee Enterprises, Inc., you are receiving this supplement to the proxy statement that was first made available to shareholders on or about May 11, 2021, for the virtual annual meeting to be held at 8:00 a.m. Central Time on Wednesday, June 23, 2021. We urge you to read this supplement carefully and, in its entirety, together with the proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on June 23, 2021

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on June 23, 2021: The 2021 Proxy Statement, including this supplement, and the Fiscal 2021 Annual Report on Form 10-K to Shareholders are available at www.proxyvote.com.

As previously disclosed in the proxy statement, due to the economic uncertainties resulting from the COVID-19 pandemic, the compensation committee determined that the company would not be able to establish effective long-term financial performance goals in fiscal 2021. Based on this determination, the committee elected to grant stock options in fiscal 2021 in lieu of granting two-year performance awards. The stock options were intended to approximate the annual value of, and the maximum potential gain available from, the performance awards traditionally granted by the company. Accordingly, the option awards included a cap on the maximum gain per share upon exercise. The maximum gain was also designed to avoid a windfall to the executive officers resulting from Apogee’s relatively low stock price at the time of grant.

In order to provide then-Chief Executive Officer, Joseph F. Puishys, with the equivalent potential annual value of customary two-year performance awards, and due to the low price of Apogee stock at the time of grant, the company inadvertently exceeded the 200,000 annual share award limit under its 2019 Stock Incentive Plan (the “Plan”) when it granted to him an option to purchase 215,600 shares of common stock on June 30, 2020. Together with the annual award of 37,193 restricted shares of common stock made to him under the Plan on April 23, 2020, Mr. Puishys received total awards covering 252,793 shares of common stock in 2020 under the Plan in the form of restricted shares and options.

After discussions with Mr. Puishys, and with his agreement, we have modified his fiscal 2021 compensation package to comply with the Plan’s annual share award limit, as follows:

•	Mr. Puishys forfeited his right to purchase 37,036 shares according to the terms of the option described above, and

•

Apogee repurchased 15,757 of the shares of common stock, which were awarded to Mr. Puishys in April 2020 and which subsequently vested, for a price of $24.74 per share, or $389,828. This purchase price represents a reduction of $12.66 per share from, or more than 36% below, the market value on the date that the underlying restricted shares vested. This reduction cancels out an amount that is equivalent to the maximum gain permissible per option share exercise under the terms of the option described above.

The following additional information is provided to illustrate the effects on certain compensation arrangements presented in the proxy statement, had the company originally complied with the Plan limits.

Assuming that the company granted an option to purchase 162,807 shares instead of 215,600 shares in June 2020 to comply with the Plan annual limit, the Compensation Committee would likely have awarded Mr. Puishys a cash bonus or cash-based incentive award with a value equal to the grant date fair value of the excess award. The value of the option awards reported in the Summary Compensation Table would have been reduced by the same amount, and Mr. Puishys’ total compensation in fiscal 2021, as presented in the Summary Compensation Table, would have remained unchanged from the amount disclosed in the proxy statement. In the Grants of Plan-Based Awards Table, his awards would have been reduced to options to purchase 162,807 shares. There would have been corresponding reductions in the number of options outstanding presented under Outstanding Awards at Fiscal Year-End, as well as the number of options accelerated under the Puishys Transition Agreement.

With regard to Proposal 3: Approval of The Apogee Enterprises, Inc. 2019 Stock Incentive Plan, as Amended and Restated (2021), assuming that the company had never granted the equity awards in excess of the Plan annual limit, as of the last day of fiscal 2021, there would have been approximately 200,086 shares, instead of 147,293 shares, of common stock remaining available for future awards under the Plan. The fiscal 2021 burn rate would have been 3.84%, instead of 4.04%, and the three-year average burn rate would have been 1.72%, instead of 1.79%. There would have been no effect on total current or potential dilution.

Under Equity Compensation Plan Information, the Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights would have been reduced by 52,793 shares, and the Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans would have increased by the same number. The Weighted Average Price of Outstanding Options would have been $18.07, instead of $18.40.

Can I change my vote after submitting my proxy or voting instructions?

Yes. If you are a shareholder of record, you may revoke your proxy and change your vote on any proposal at any time before your proxy is voted at the annual meeting, in any of the following ways:

•

by returning the enclosed voting card, if you received this proxy supplement by mail, or by completing an electronic voting card by logging into www.proxyvote.com using the instructions contained in the proxy supplement email;

•	by sending a written notice of revocation to the Corporate Secretary at Apogee Enterprises, Inc., 4400 West 78th Street, Suite 520, Minneapolis, MN 55435;

•	by submitting a later-dated proxy to the Corporate Secretary;

•	by submitting a later-dated proxy via the Internet, using the instructions from your original proxy materials;

•	by submitting a later-dated proxy by telephone, using the instructions from your original proxy materials; or

•	by voting in person at the meeting, with virtual participation constituting in person presence at the meeting.

If you hold your shares in street name, you should submit a voting card, as indicated above, or contact your broker, bank, trust or other nominee for information on how to revoke your voting instructions and provide new voting instructions.

If you hold shares in the 401(k) Retirement Plan, Employee Stock Purchase Plan or other plans of Apogee, you may revoke your proxy and change your voting instructions at any time, but no later than 12:00 p.m. (noon) Eastern Time on Monday, June 21, 2021, by submitting a voting card, as indicated above, or in any of the following ways:

•	by sending a written notice of revocation to the plan trustee or plan custodian;

•	by submitting a later-dated voting instruction or proxy to the plan trustee or plan custodian;

•	by submitting a later-dated voting instruction or proxy via the Internet, using the instructions from your original proxy materials; or

•	by submitting a later-dated voting instruction by telephone, using the instructions from your original proxy materials.

If you have already voted and do not wish to change your vote, you do not need to take any further action and your shares will be voted as originally directed by you. Voting by any of these methods will not prevent you from attending the virtual annual meeting and voting your shares by visiting www.virtualshareholdermeeting.com/APOG2021.

APOGEE ENTERPRISES, INC. 4400 WEST 78TH STREET SUITE 520 MINNEAPOLIS, MN 55435 Your Vote Counts! APOGEE ENTERPRISES, INC. 2021 Annual Meeting Vote by June 22, 2021 11:59 PM ET. For shares held in a Plan, vote by June 21, 2021 12:00 PM ET. D55667-P57146 You invested in APOGEE ENTERPRISES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 23, 2021. Get informed before you vote View the Notice and Proxy Statement, Proxy Supplement, Form of Proxy and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 9, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote by Mail Submit with your prepaid envelope Vote by Phone 800-690-6903 Vote Virtually at the Meeting* June 23, 2021 8:00 AM, CDT Virtually at: www.virtualshareholdermeeting.com/APOG2021 *Please check the meeting materials for any special requirements for meeting attendance.

Annual Meeting of Shareholders
APOGEE ENTERPRISES, INC.
June 23, 2021
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Ty R. Silberhorn, Nisheet Gupta and Meghan M. Elliott as Proxies, each with the power to appoint his or her substitute, and hereby authorizes any one of them to represent and to vote, as designated below, all of the shares of Common Stock of Apogee Enterprises, Inc. ("Apogee") held of record by the undersigned on April 28, 2021, at the **Annual Meeting of Shareholders** of Apogee to be held on **June 23, 2021,** or any adjournment thereof, and hereby revokes all former Proxies.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. **If no direction is made, this proxy will be voted in accordance with the recommendations of the Board of Directors. This Proxy will be voted in the discretion of the Proxies named herein upon such other matters as may properly come before the Annual Meeting of Shareholders or any adjournments thereof.**

If you are a participant in the **Apogee Employee Stock Purchase Plan,** this card directs Computershare Shareowner Services LLC, as the Plan Administrator, to vote, as designated below, all of the shares of Apogee Common Stock held of record in the Plan account for which it has received direction **by 12:00 P.M. (noon) Eastern Time on June 21, 2021.** The Plan Administrator cannot vote the shares unless it receives timely direction from you.

If you are a participant in the **Apogee 401(k) Retirement Plan,** this card directs Principal Trust Company, as Trustee for the Plan, to vote, as designated below, all of the shares of Apogee Common Stock held of record in the Plan account. The Trustee will vote, with regard to the Plan, shares of Apogee Common Stock for which it has not received direction **by 12:00 P.M. (noon) Eastern Time on June 21, 2021** in the same proportion as directed shares are voted, unless contrary to ERISA or unless contrary to applicable law.

Voting Items	Board Recommends	Voting Options
1. **ELECTION OF DIRECTORS:** **Nominees:** **Class II Directors**		
1a. **Christina M. Alvord**	For	For ☐ Against ☐ Abstain ☐
1b. **Herbert K. Parker**	For	For ☐ Against ☐ Abstain ☐
1c. **Ty R. Silberhorn**	For	For ☐ Against ☐ Abstain ☐
2. **ADVISORY VOTE TO APPROVE APOGEE'S EXECUTIVE COMPENSATION.**	For	For ☐ Against ☐ Abstain ☐
3. **APPROVAL OF THE APOGEE ENTERPRISES, INC. 2019 STOCK INCENTIVE PLAN, AS AMENDED AND RESTATED (2021) TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR AWARDS FROM 1,150,000 TO 2,150,000.**	For	For ☐ Against ☐ Abstain ☐
4. **RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS APOGEE'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING FEBRUARY 26, 2022.**	For	For ☐ Against ☐ Abstain ☐
5. **In their discretion, the Proxies are authorized to vote upon such other business as may properly be brought before the meeting.**		

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature Date D55668-P57146 Signature (Joint Owners) Date